UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 7, 2006

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in The Registrant's Certifying Accountant.

Retention of New Accountants

         On November 7, 2006, the Audit Committee of our Board of Directors approved the appointment of McGladrey & Pullen, LLP (" McGladrey") as our independent registered public accounting firm, effective immediately. McGladrey replaces BDO as our independent registered public accounting firm.

         During our two most recent fiscal years ended December 31, 2004 and December 31, 2005, and through the date of this Report on Form 8-K, we did not consult McGladrey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events listed in Items 304(a)(2) of Regulation S-K.

Resignation of Former Accountants

         As noted in our Current Report on Form 8-K/A filed with the Commission on September 22, 2006, BDO Seidman, LLP ("BDO") informed us that it would resign from the client-auditor relationship with us no later than the date of our filing of our Form 10-Q report for the period ending September 30, 2006. BDO's decision to resign was not recommended or approved by our Audit Committee. On November 7, 2006, we filed our Form 10-Q report for the period ended September 30, 2006 and BDO resigned from the client-auditor relationship with us.

         BDO's reports on our financial statements for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2004 and December 31, 2005, and the subsequent interim period preceding the date of BDO's resignation, there were no disagreements between us and BDO on any matter of accounting principals or practice, financial statement disclosure or auditing scope of procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter thereof in connection with its reports and, during the same period, there were no reportable events as defined in item 304(a)(1)(v) of the Commission Regulation S-K, except as previously reported in
Item 9A of our 2005 Form 10-K/A2.

         We provided BDO with a copy of this Report on Form 8-K and requested that BDO furnish us with a letter addressed to the SEC stating whether it agrees with the foregoing statements by us and, if not, stating the respects in which it does not agree. A copy of the letter from BDO stating that it does agree with the foregoing statements is filed with this Report on Form 8-K as Exhibit 16.1.

On November 9, 2006, Hemispherx issued a press release disclosing the retention of McGladrey & Pullen, LLP, a copy of which is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits


Exhibit No.                Description

16.1     Letter on change in certifying accountant.
99.1     Press Release dated November 9, 2006.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEMISPHERX BIOPHARMA, INC.


November 9, 2006              By:  /s/ Robert Peterson
                                --------------------------------------------
                                Robert Peterson, Chief Financial Officer